Exhibit 10.1

THIRD AMENDMENT
TO
AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT
DATED AS OF OCTOBER 8, 2019
AMONG
VIPER ENERGY PARTNERS LLC,
AS BORROWER,
VIPER ENERGY PARTNERS LP,
AS PARENT GUARANTOR,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC,
AS SOLE BOOK RUNNER AND SOLE LEAD ARRANGER

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH AND
PNC BANK, NATIONAL ASSOCIATION,
AS CO-SYNDICATION AGENTS

THIRD AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT
This THIRD AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of October 8, 2019, is among: VIPER ENERGY PARTNERS LLC, a Delaware limited liability company (the “Borrower”); VIPER ENERGY PARTNERS LP, a Delaware limited partnership (the “Parent Guarantor”); each of the Lenders, as such term is defined in the Credit Agreement referred to below, party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 20, 2018 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The parties desire to enter into this Amendment to amend the Credit Agreement as set forth in Section 2 hereof, effective as of the Amendment Effective Date.
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:
2.1    Amendments to Section 1.02.
(a)    The definition of “Loan Documents” is hereby amended and restated in its entirety to read as follows:
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments and certain Existing Loan Documents as provided in Section 2.02(e).

(b)    The definition of “Senior Unsecured Notes” is hereby amended and restated in its entirety to read as follows:
“Senior Unsecured Notes” means Debt in the form of unsecured senior or senior subordinated notes issued by the Borrower or the Parent Guarantor in an aggregate principal amount not to exceed $1,000,000,000 at any one time outstanding, including exchange notes issued in exchange therefor pursuant to any registration rights agreement (it being agreed that any such exchange or offer to exchange shall not constitute a Redemption or an offer to Redeem for purposes of this Agreement), and, in each case, any guarantees thereof by a Guarantor (and, in the case of Senior Unsecured Notes issued by the Parent Guarantor, any guarantee thereof by the Borrower); provided that (a) at the time of incurring such Debt (i) no Default has occurred and is then continuing and (ii) no Default would result from the incurrence of such Debt after giving effect to the incurrence of such Debt (and any concurrent repayment, redemption or satisfaction and discharge of Debt with the proceeds of such incurrence and for the avoidance of doubt, including pro forma compliance with Section 9.01(a)), (b) such Debt does not have any scheduled amortization prior to 91 days after the Maturity Date, (c) such Debt does not mature sooner than 91 days after the Maturity Date, (d) the terms of such Debt are not materially more onerous, taken as a whole, than the terms of this Agreement and the other Loan Documents, (e) such Debt and any guarantees thereof are on prevailing market terms for similarly situated companies and (f) the Borrowing Base is adjusted as contemplated by Section 2.07(f) if required pursuant thereto and the Borrower makes any prepayment required under Section 3.04(c)(iii).

(c)    The following definitions are hereby added where alphabetically appropriate to read as follows:
“Third Amendment” means that certain Third Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of the Third Amendment Effective Date, by and among the Borrower, the Parent Guarantor, the Administrative Agent, and the Lenders party thereto.
“Third Amendment Effective Date” means October 8, 2019.
2.2    Amendment to Section 2.07(f). Section 2.07(f) is hereby amended and restated in its entirety to read as follows:
(f)    Reduction of Borrowing Base Upon Issuance of Senior Unsecured Notes. Notwithstanding anything to the contrary contained herein, upon each initial issuance of any Senior Unsecured Notes pursuant to Section 9.02(g)(i) (other than (i) for the avoidance of doubt, issuances of Senior Unsecured Notes in an exchange offer or in a refinancing of Senior Unsecured Notes pursuant to Section 9.02(g)(ii) and (ii) initial issuances of Senior Unsecured Notes in an aggregate principal amount not to exceed $500,000,000 if such issuances occur on or after the Third Amendment

Effective Date and prior to the date that the Scheduled Redetermination scheduled for on or about November 1, 2019 becomes effective pursuant to Section 2.07(d), in each case as to which issuances in this parenthetical no such reduction shall occur), the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Senior Unsecured Notes (without regard to any initial issue discount), and the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Issuing Bank and the Lenders on such date until the next redetermination or modification thereof hereunder.
Section 3.    Conditions Precedent to Amendment Effective Date. This Amendment shall become effective on the date (such date, the “Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
3.1    The Administrative Agent shall have received from Lenders constituting Required Lenders, the Parent Guarantor, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
3.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare the Amendment Effective Date to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. Each of the Parent Guarantor and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:

(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date;
(ii)    no Default or Event of Default has occurred and is continuing; and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
4.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
4.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
4.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
4.6    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
4.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.9    Loan Document. This Amendment is a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

VIPER ENERGY PARTNERS LLC, as Borrower

By:	/s/ Kaes Van't Hof
Name:	Kaes Van't Hof
Title:	President

VIPER ENERGY PARTNERS LP, as Parent Guarantor

By: Viper Energy Partners GP LLC, its general partner

By:	/s/ Kaes Van't Hof
Name:	Kaes Van't Hof
Title:	President

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THIRD AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Todd Fogle
Name: Todd Fogle
Title: Director

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THIRD AMENDMENT TO CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

By:	/s/ Scott W. Danvers
Name: Scott W. Danvers
Title: Authorized Signatory

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THIRD AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sandra Salazar
Name: Sandra Salazar
Title: Managing Director

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THIRD AMENDMENT TO CREDIT AGREEMENT

BBVA USA, as a Lender

By:	/s/ Julia Barnhill
Name: Julia Barnhill
Title: Vice President

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THIRD AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ V. Mark Fugua
Name: V. Mark Fugua
Title: Executive Vice President

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THIRD AMENDMENT TO CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Parul June
Name: Parul June
Title: Senior Vice President

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THIRD AMENDMENT TO CREDIT AGREEMENT

BOKF, NA, dba BANK OF OKLAHOMA, as a Lender

By:	/s/ John Krenger
Name: John Krenger
Title: Vice President

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THIRD AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Monica Pantea
Name: Monica Pantea
Title: Vice President

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THIRD AMENDMENT TO CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

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THIRD AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Ryan Knape
Name: Ryan Knape
Title: Director

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THIRD AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Darren Vanek
Name: Darren Vanek
Title: Executive Director

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THIRD AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

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THIRD AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kimberly Miller
Name: Kimberly Miller
Title: Vice President

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THIRD AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ Arize Agumadu
Name: Arize Agumadu
Title: Vice President

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

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THIRD AMENDMENT TO CREDIT AGREEMENT